Exhibit 99.1

China PharmaHub Reviews 2010 and Recent Accomplishments

BOSTON, March 24, 2011 /PRNewswire/ -- China PharmaHub Corp. (OTC Bulletin Board Symbol: CPHB), a biopharmaceutical acquisition and development company, today reviewed its 2010 and recent achievements and provided key corporate goals for 2011.

"In 2010, we built the foundations of China PharmaHub as a global company with multiple exclusive licensing products addressing existing multibillion dollar markets," said China PharmaHub CEO Richard Lui. "We took the company public through a merger with an existing public company, opened a second office in Boston and built a presence in China. In addition, we executed on our corporate strategy, securing a combination of in-licensing agreements and exclusive distribution agreements and creating project-specific subsidiaries, working towards becoming a central hub for the acquisition and/or licensing, development, and commercialization of biopharmaceutical products in the U.S. and China."

Mr. Lui continued, "We are dedicated to continuing to secure similar types of arrangements and establishing more product-focused subsidiaries in 2011. We recently signed an exclusive licensing agreement with the University of California for a universal donor blood product, an agreement that showcases the strengths of the China PharmaHub business model and our ability to partner with premier research institutes, and which also will strengthen our intellectual property position. Looking ahead, through our new subsidiary CPC NuLife, we will be working towards bringing CPC001, an irradiated microsphere device for liver cancer, towards commercialization, with regulatory submissions planned shortly and a pivotal trial expected to begin before the end of this year. In addition, we will begin commercializing several ready-to-market products under our collaborations, including the Illumibrite Professional Teeth Whitening System in China and Integrated Biometrics' fingerprint biometric identity solutions in both China and the U.S."

Review of 2010 and Recent Accomplishments

Exclusive Distribution Agreements

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Signed an exclusive distribution agreement with a global leader in precision glass technology for CPC001, an irradiated microsphere device used for the treatment of liver cancer. The agreement gives China PharmaHub the exclusive right to market the device in the Greater China Region as well as Singapore, Malaysia and Bangladesh.

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Signed an exclusive worldwide license agreement with the University of California for worldwide rights to develop, commercialize and market a universal   donor blood product derived from embryonic stem cells developed by UCSD Associate Professor of Medicine and Pediatrics Dr. Ewa Carrier. The red blood cells proliferated by this technology has the potential to serve as a human blood substitute and can be mass-produced.

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Signed an exclusive agreement to be a distributor for Illumibrite, LLC, which markets the Illumibrite Professional Teeth Whitening System and Gel Savers Trays in the U.S. The agreement gives China PharmaHub the exclusive right for the promotion, sale and delivery of Illumibrite's product line in China, Hong Kong, Taiwan and Macau (the "Greater China Region").

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Signed an exclusive distribution agreement with Integrated Biometrics, a provider of high performance fingerprint biometric identity solutions, in which China PharmaHub has the exclusive distribution rights in the Greater China Region to sell Integrated Biometrics' products to customers in the pharmaceutical, biotechnology, healthcare, lock manufacturing and safe manufacturing industries.

Cooperation Agreements

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Entered into a five year cooperation agreement with the Sichuan Technical Exchange Center ("STEC") in which China PharmaHub will represent the Sichuan government in seeking out biotechnology projects and the STEC will assist China PharmaHub and its partners in executing business ventures in Sichuan.

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Continued collaboration with China's National Engineering Research Center ("NERC") for the Development of New Drugs as part of a 5-year exclusive collaboration. Under the agreement, China PharmaHub will identify drug candidates in the U.S., and also will assist the NERC in obtaining rights to develop and market these candidates in the People's Republic of China ("PRC"). In return, the NERC will identify drug candidates from the PRC for China PharmaHub to develop and market or out-license outside of the PRC and will assist in conducting the necessary preclinical and clinical studies in China with the State Food and Drug Administration ("SFDA") for selected worldwide drugs.

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Entered into an agreement with Xiangxue Pharmaceutical to identify and pursue suitable projects for Xiangxue outside China. Furthermore, Xiangxue pledged to participate in the development and commercialization of certain products in Chinese markets, potentially CPC001.

•	Entered into an agreement with Chengdu Yunke Pharmaceutical in which China PharmaHub will obtain suitable projects for Chengdu Yunke outside the Greater China Region.

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Entered an agreement with Guangzhou Baidi Biotechnology to identify suitable projects for Guangzhou Baidi Biotechnology outside China. In addition, both parties agreed to collaborate on the research and development of the Epidermal Growth Factor Receptor (EGFR) humanized antibody platform.

•	Entered into a letter of intent with Chengdu Gaotong Isotope to jointly promote CPC001, an irradiated microsphere device to treat liver cancer, in China.

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Authorized by Chengdu Yongkon Pharmaceutical as its appointed agent to identify pharmaceutical products and medical devices in the U.S. and negotiate the terms to obtain the rights to sell such products and devices in China.

Corporate Developments

•	Created subsidiary CPC NuLife, Inc. to commercialize CPC001, an irradiated microsphere device, in worldwide markets.

•	Founded joint venture Akanas Therapeutics, a China PharmaHub joint venture dedicated to the commercialization of therapeutics derived from its humanized antibody platform technology.

•	Created MediTherX, a China PharmaHub joint venture engaged in the commercialization of EGFR humanized antibody candidates.

•	Formed True Value Capital, Inc., a wholly owned China PharmaHub subsidiary engaged in the commercialization of non-pharmaceutical based technology acquired from the U.S.

About China PharmaHub Corp.

China PharmaHub Corp. is a development stage company engaged in the business of licensing, developing and commercializing innovative products for a wide variety of human diseases from biopharmaceutical companies based in the United States or China. PharmaHub brings a unique blend of relationships and resources to assist scientists and companies to develop, commercialize, market and sell pharmaceutical, biotechnology and healthcare products, as well as offer improved, cost-effective alternatives to current methods of treatment or enable the discovery, research and development of new medicines. PharmaHub's corporate headquarters are located in Los Angeles and Boston. More information on China PharmaHub is available at www.chnpharmahub.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein.

Contact:
Monica Ding
Chief Financial Officer
Tel:  (909)843-6388 Cell: (626) 589-5136
Email: ir@chnpharmahub.com

Investor Relations:
Stephanie Ascher
Stern Investor Relations, Inc.
212-362-1200
stephanie@sternir.com